EXHIBIT 99.1

Confidential UICI Presentation for Sandler O'Neill Conference September 16, 2003 New York City

Agenda UICI Overview Business Review SEA - Self Employed Agency Division Group Division ( Student / STAR ) Life Division AMS Financials

UICI Overview

UICI History Holding Company Niche Markets Health, Life Self-Employed, Students, Part-time Employees UICI founded by Ron Jensen as vehicle to generate wealth for agents and employees IPO in 1986 Traded on NYSE: UCI

UICI Overview Marketing organization UGA - Association Field Services ("UGA") Cornerstone America ("Cornerstone") Student Resources STAR HRG Basic business Self-Employed Group - Student and STAR Life Insurance Companies The MEGA Life and Health Insurance Company ("MEGA") Mid-West National Life Insurance Company of Tennessee ("Mid-West") The Chesapeake Life Insurance Company ("Chesapeake")

Corporate Strategy Strengthen and build our basic insurance operations Manage risk Maximize growth potential on a risk-adjusted basis Improve ROE Regain historical culture

Business Review Self Employed Agency Division

SEA - Overview Target Market Self Employed Individual Cobra Market in 44 states

SEA - Overview Sales Force - UGA and Cornerstone (Captive Distribution) - 64% annual growth in new business from 2000 - 2002 - Annualized sales volume grew from 347M to 929M - '03 new business estimated to be level compared to '02 - Projected 10% growth in future

SEA - Sales Force Growth and Productivity *Through June 30, 2003

SEA - Policies in Force

TTACC Training-3 day Mandatory Agent Training Sessions Testing-Online testing-Managed and controlled by the IC Auditing-Sales meetings, agent interviews and sales materials Compliance-State specific marketing guidelines Complaints-New procedures for complaint management

SEA - Overview Product Indemnity Health Insurance Ancillary Health Products (RX, Dental, Vision, Critical Care, Disability Income)

Indemnity (Scheduled) Plan Design Base Plan Covered Room & Board reimbursed 100% up to pre-selected daily minimum Deductible/Period of Confinement Inpatient miscellaneous charges reimbursed at 80 - 100% up to a scheduled maximum Popular Option Riders Accident Doctors Visit Chemotherapy Accumulated Covered Expense Ambulatory Care Prescription Drug Air Ambulance

SEA - Overview Administration In House Operations (Claims, Actuarial, Underwriting, Customer Service) Lead Generation In House Operations (Telemarketing, Direct Mail, Radio, Newspaper, and Internet)

SEA - Key Metrics

Business Review Group Division (Student / STAR)

Group Insurance Division - Overview Target Market Target Market Colleges 450 Colleges Nationwide, plus Puerto Rico 45 Association Plans 384K Primary College Students Insured(2002 - 2003) 415K Students Projected (2003 - 2004) K-12 1,712 school Districts Covered Marketed in 30 states 154K Students Insured (2002 - 2003) 293K Students Projected (2003 - 2004) STAR Employers with large numbers of uninsured hourly employees Customers Include over 20 Fortune 500 Companies - Convenience Stores - Restaurants - Hotels/Motels - Retail Stores - Grocery Stores - Janitorial/Maintenance - Banks - Call Centers

Group Insurance Division - Overview Administration In House Operations (Claims, Actuarial, Underwriting, Customer Service) Sales Force 28 Employee Agents Marketing Channels: direct to the college or university through 68 commissioned brokers with university paid consultants direct to corporate HR

Group Insurance Division - Overview Product SID Comprehensive coverage for students at Universities Injury coverage for after school programs for K-12 STAR Limited Benefit Health Insurance Benefits to Companies: Improve Recruiting, Retention, and Absenteeism Lower Fraudulent Workers' Compensation Claims

Group Insurance Division - Premium Growth

Group Division -Key Metrics

Business Review Life Division

Life Division - Overview Target Market Add on-product for existing Agency MGA's sell primarily final expense and term life insurance

Life Division - Overview Sales Force UGA / Cornerstone Continue to market through agencies Expect $5M in new business in 2003 New business focus with MGA's Contracted with 2 MGA's selling term life, final expense and Universal Life products Estimate $4M in production in 2003 and $14M in 2004

Life Division - Key Metrics **Includes Workers comp, P&C, Group Accident

Business Review AMS

AMS - Overview Three Businesses Student Loan Monthly Payment Plan Loan Servicing Recent issues do not involve MPP or loan servicing business Obtained waivers Goodwill impairment

AMS - Strategic Goal Strategic options - maximize value Sell AMS Going concern Parts

UICI Financials

Financial Overview Balance Sheet Information

Financial Overview ** Excludes variable stock compensation expense and losses in Health Axis Income Statement Data

Projected RBC